UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2019
____________________

NEW FRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

____________________

Cayman Islands	001-38562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 852-6491-9230

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	NFC.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	NFC	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share	NFC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, New Frontier Corporation, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved the New Frontier Health Corporation 2019 Omnibus Incentive Plan (the “Incentive Plan”). A description of the Incentive Plan is included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 27, 2019 (the “Proxy Statement”), which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Annex E to the Proxy Statement and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, a total of 36,166,094 (89.4%) of the issued and outstanding Class A ordinary shares and Class B ordinary shares of the Company, held of record as of November 19, 2019, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below. There were no broker non-votes cast on any of the proposals.

1.	Business Combination Proposal: To approve by ordinary resolution and adopt the Transaction Agreement, dated as of July 30, 2019, as may be amended from time to time (the “Transaction Agreement”), by and among the Company, NF Unicorn Acquisition L.P., a Cayman Islands exempted limited partnership and wholly owned indirect subsidiary of the Company, Healthy Harmony Holdings, L.P., a Cayman Islands exempted limited partnership (“Healthy Harmony”), Healthy Harmony GP, Inc., a Cayman Islands exempted company and the sole general partner of Healthy Harmony (“HH GP”) and the sellers named therein, and the transactions contemplated thereby (the transactions contemplated by the Transaction Agreement, the “Business Combination”):

Votes For	Votes Against	Abstentions
34,766,474	1,304,013	95,607

2.	Charter Approval Proposal: To approve by special resolution, conditional upon, and with effect from, the closing of the Business Combination (the “Closing”), that the amended and restated memorandum and articles of association of the Company currently in effect (the “Current Charter”) be amended and restated by their deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles association (the “Proposed Charter”) of New Frontier Health Corporation (“NFH”):

Votes For	Votes Against	Abstentions
34,766,474	1,304,013	95,607

The Charter Provisions Proposals. The following proposals to approve the following material differences between the Current Charter and the Proposed Charter:

3.	Charter Proposal A: To approve by ordinary resolution, conditional upon, and with effect from, the Closing, the provision in the Proposed Charter increasing the authorized share capital from $20,100 divided into 180,000,000 Class A ordinary shares, par value $0.0001 per share, of the Company, 20,000,000 Class B ordinary shares, par value $0.0001 per share, of the Company, and 1,000,000 preference shares, par value $0.0001 per share, of the Company to $50,000 divided into 490,000,000 ordinary shares, par value $0.0001 per share, and 10,000,000 preference shares, par value $0.0001 per share, by (i) the cancelation of 20,000,000 Class B ordinary shares, (ii) the redesignation of all issued Class A ordinary shares as ordinary shares, (iii) the redesignation of all unissued Class A ordinary shares as ordinary shares, (iv) the creation of an additional 310,000,000 ordinary shares each with the rights set out in the Proposed Charter, and (v) the creation of an additional 9,000,000 preference shares:

Votes For	Votes Against	Abstentions
34,262,405	1,808,082	95,607

4.	Charter Proposal B: To approve by special resolution, conditional upon, and with effect from, the Closing, the provision in the Proposed Charter providing that each director of NFH will be elected annually at each annual general meeting (or extraordinary general meeting in lieu thereof) following the Closing:

Votes For	Votes Against	Abstentions
36,070,487	0	95,607

5.	Charter Proposal C: To approve by special resolution, conditional upon, and with effect from, the Closing, all other material differences between the Current Charter and the Proposed Charter including, among other things, (i) changing the name of the Company from “New Frontier Corporation” to “New Frontier Health Corporation” and making NFH’s corporate existence perpetual, (ii) granting a waiver regarding corporate opportunities to certain persons, and (iii) removing certain provisions related to the Company’s status as a blank check company that will no longer apply upon consummation of the Business Combination:

Votes For	Votes Against	Abstentions
34,766,474	1,304,013	95,607

6.	Director Election Proposal: To approve by ordinary resolution, conditional upon, and with effect from, the Closing, the appointment of each of Qiyu Chen, Roberta Lipson, Shan Fu and David Zeng as a director of NFH, each to hold office in accordance with the Proposed Charter:

	Votes For	Votes Withheld
Qiyu Chen	11,702,500	0
Roberta Lipson	11,702,500	0
Shan Fu	11,702,500	0
David Zeng	11,702,500	0

7.	Share Issuance Proposal: To approve by ordinary resolution, for the purposes of complying with the applicable listing rules of the New York Stock Exchange, the issuance by the Company of (i) Class A ordinary shares to (x) certain accredited investors pursuant to certain Forward Purchase Agreements and certain Subscription Agreements, (y) to certain sellers and members of UFH’s management in connection with the Business Combination, (ii) Class B ordinary shares to an anchor investor and New Frontier Public Holding Ltd. in connection with the increase in the Company’s commitments under the Forward Purchase Agreements, and (iii) warrants, each exercisable for one Class A ordinary share, to certain investors pursuant to the Forward Purchase Agreements:

Votes For	Votes Against	Abstentions
34,766,474	1,304,013	95,607

8.	Incentive Award Plan Proposal: To approve by ordinary resolution, the Incentive Plan:

Votes For	Votes Against	Abstentions
34,766,474	1,304,013	95,607

Item 7.01. Regulation FD Disclosure.

On December 12, 2019, the Company issued a press release announcing that its shareholders voted to approve the Business Combination at the Extraordinary General Meeting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information reported in this Item 7.01, including the material attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Information Concerning Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or UFH’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, the Company’s and UFH’s expectations with respect to the timing of the Extraordinary Meeting, the satisfaction of the closing conditions of the Business Combination and the timing of the completion of the Business Combination. Important factors, among others, that may affect actual results or outcomes include the inability to complete the Business Combination (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to meet the listing requirements of the New York Stock Exchange; costs related to the Business Combination; UFH’s ability to manage growth; UFH’s ability to execute its business plan and meet its projections; UFH’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting UFH’s profitability; potential litigation involving the Company or UFH, or after the closing, the post-business combination company; general economic and market conditions impacting demand for UFH’s services, and in particular economic and market conditions in the Chinese healthcare industry and changes in the rules and regulations that apply to such business, including as it relates to foreign investments in such businesses; and such other risks and uncertainties as are discussed in the definitive proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. None of the Company or UFH undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	New Frontier Health Corporation 2019 Omnibus Incentive Plan (incorporated by reference to Annex E to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on November 27, 2019).
99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

New Frontier Corporation

	By:	/s/ Carl Wu
Dated: December 12, 2019		Name: Carl Wu
Title: Chief Executive Officer